EXHIBIT 10.9.1
                               CNB HOLDINGS, INC.

                         NON QUALIFIED STOCK OPTION FOR
                                  COMMON STOCK
                           ($1.00 PAR VALUE PER SHARE)

STOCK OPTION PLAN:                    CNB HOLDINGS, INC.
                                      AMENDED AND RESTATED NON QUALIFIED STOCK
                                      OPTION PLAN

OPTION FOR THE PURCHASE OF:  ____________ SHARES

EXERCISE PRICE PER SHARE:  _______________________ ($_____)

DATE OF GRANT:  _______________

         THIS OPTION AGREEMENT, made and entered into this __ day of ______ by and between CNB Holdings, Inc., a Georgia corporation (the "Company"), and ___________________ (the "Grantee");

                              W I T N E S S E T H:

         WHEREAS, the CNB HOLDINGS, INC. AMENDED AND RESTATED NON QUALIFIED STOCK OPTION PLAN (the "Plan") has been adopted by the Company and the Company's shareholders; and

         WHEREAS, Section G of the Plan authorizes the Board of Directors of the Company (the "Board") to cause the Company to enter into a written agreement with the Grantee setting forth the form and the amount of any award and any conditions and restrictions of the award imposed by the Plan and the Board; and

         WHEREAS, the Board desires to make an award to the Grantee consisting of a Non Qualified Stock Option;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Grantee hereby agree as follows:

         1. GENERAL DEFINITIONS. Any capitalized terms herein shall have the meaning set forth in the Plan, and, in addition, for purposes of this Option Agreement, each of the following terms, when used herein, shall have the meaning set forth below:

                  (a) "Code" shall mean the Internal Revenue Code of 1986, as amended.


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                  (b) "Company" shall mean CNB Holdings, Inc., a Georgia
corporation, or any parent or subsidiary.

                  (c) "Exercise Dates" shall mean the first three anniversaries of the Date of Grant as set forth under "Date of Grant" on page 1 of this Option Agreement. At any time during the period of this Option commencing with the first anniversary of the Date of Grant, the Grantee may purchase up to 33 1/3 % of the shares covered by this Option and may purchase an additional 33 1/3 % on each of the second and third anniversaries from the Date of Grant so that this Option will be fully vested on the third anniversary of the Date of Grant.

                  (d) "Expiration Date" shall mean the date on which this Option expires pursuant to the provisions of paragraph 4 hereof.

                  (e) "Fair Market Value" of a share of Stock on a specified date means:

                           (i) if the Stock is then traded on a national
                  securities exchange, the closing price on such date of a share of the Stock as traded on the largest securities exchange on which it is then traded; or

                           (ii) if the Stock is not then traded on a national
                  securities exchange, the mean between the closing composite inter-dealer "bid" and "ask" prices for the Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

                           (iii) if the Stock is not then traded on a national
                  securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Board.

                  (f) "Good Cause," with respect to any dismissal of Grantee from his or her employment with the Company or any of its affiliates, shall mean the dismissal of the Grantee from such employment by the Company or any of its affiliates by reason of (i) the Grantee's being convicted of, or pleading guilty or confessing to, any felony or any act of fraud, misappropriation or embezzlement, or (ii) the Grantee's improperly releasing or misappropriating trade secrets or other tangible or intangible property of the Company or any of its affiliates or engaging in a dishonest act to the damage or prejudice of the Company or any of its affiliates or in willful or grossly negligent conduct or activities materially damaging to the property, business or reputation of the Company or any of its affiliates.

                  (g) This "Option" shall mean the option evidenced by this Option Agreement, which is intended to be a "non qualified stock option."

                  (h) The "Option Price" shall mean the purchase price of each share of Stock that may be purchased by the Grantee upon the exercise of this Option, in whole or in part. The Option



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Price is set forth under "Exercise Price Per Share" on page 1 of this Option
Agreement as adjusted from time to time in accordance with the provisions hereof.

                  (i) "Stock" shall mean the common stock, $1.00 par value per share, of the Company.

         2. GRANT OF OPTION. Upon the terms and subject to the conditions and limitations hereinafter set forth, the Grantee shall have the right, at any time after on Exercise Date and on or before the Expiration Date, to purchase the number of shares of Stock set forth on page 1 of this Option Agreement and vested under Paragraph 1(c), such number of shares and the Option Price being subject to adjustment in accordance with the provisions set forth below and in accordance with the terms of the Plan notwithstanding anything to the contrary herein.

         3. MANNER OF EXERCISE. Subject to the terms, conditions and limitations set forth herein, this Option may be exercised in whole or in part at any time or from time to time after the Exercise Dates, to the extent then exercisable and on or before the Expiration Date as to any part of the number of whole shares of Stock then vested under Paragraph 1(c) and available under this Option; provided, however, that this Option must be exercised within thirty (30) days after the company has notified the Grantee that the Company's primary federal regulator had determined that the Company's capital has fallen below such regulator's requirements or it shall terminate and be of no further effect. Such exercise shall be effective only if the Grantee duly executes and delivers to the Company, at the principal executive office of the Company or at such other address as the Company may designate by notice in writing to the Grantee, an option exercise form substantially the same as that attached hereto as Exhibit A, indicating the number of shares of Stock to be purchased and accompanied by payment of the Option Price and any withholding amounts described below. Payment of the Option Price and any such withholding amounts may be made
(i) in cash, (ii) by delivery of mature shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate Option Price payable by reason of such exercise.

         Upon any effective exercise of this Option, the Company shall become obligated to issue a certificate or certificates to the Grantee representing the number of shares of Stock so purchased. Notwithstanding the foregoing, no shares of Stock will be issued unless the Grantee (or his representative as the case may be) shall pay to the Company or any affiliate, as applicable, such amount as the Company or any affiliate may advise it is required under applicable federal, state or local law to withhold and pay over to governmental taxing authorities by reason of the purchase of such shares of Stock pursuant to this Option. No fractional shares will be issued.

         4. EXPIRATION OF OPTION. This Option shall expire, shall become null and void and shall be of no further force and effect upon the earlier to occur of the following events:

                  (a) Three (3) months after the date of the Grantee's resignation or other voluntary termination of his or her employment with the Company or any of its affiliates (other than by reason of his or her death or "disability" within the meaning of Section 22(e)(3) of the Code), but during such three (3) month period, the Option shall be exercisable only to the extent that it was exercisable as of the date of resignation or termination;

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

                  (b) The dismissal of the Grantee from his or her employment with the Company or any affiliate for Good Cause at any time;

                  (c) Three months after the date on which the Company or any affiliate terminates the Grantee's employment for any reason other than Good Cause, but during such three month period, the Option shall be exercisable only to the extent that it was exercisable as of the date of termination;

                  (d) One year after the date on which the Grantee's employment with the Company or any affiliate is terminated by reason of the Grantee's death or "disability" within the meaning of Section 22(e)(3) of the Code, but during such one year period the Option shall be exercisable only to the extent that it was exercisable as of the date of death or disability; or

                  (e) Ten years from the Date of Grant as set forth under "Date of Grant" on page 1 of this Option Agreement.

         5. HOLDER'S EXERCISE SUBJECT TO COMPLIANCE WITH SECURITIES LAWS. Notwithstanding the exercise of this Option, in whole or in part, in accordance with all other provisions of this Option, the Company shall have no obligation to honor such exercise and to issue Stock pursuant thereto unless and until the Grantee furnishes the Company an agreement in such form as the Board may specify in which the Grantee (or any person acting on his behalf) represents that the Stock acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof, or such other representations as may be required by the Board in accordance with the advice of legal counsel, unless the Board shall have received advice from legal counsel that such representation is not required.

         6. ADJUSTMENT OF OPTION PRICE AND NUMBER OF SHARES THAT MAY BE PURCHASED HEREUNDER. The Option Price and the number of shares of Stock that may be purchased hereunder shall be subject to adjustment from time to time by the Board in accordance with the terms of the Plan in the event of certain changes in the Stock or certain corporate transactions affecting the number or value of the shares of Stock.

         7. NOTICE OF ADJUSTMENTS. Upon the occurrence of any adjustment of the Option Price, or any increase or decrease in the number of shares of Stock or kind of shares that may be purchased upon the exercise of this Option, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Grantee at the address of the Grantee as shown on the books of the Company, which notice shall state the Option Price as adjusted and the increased or decreased number of shares or kind of shares that may be purchased upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

         8. ADDITIONAL CONDITIONS. The Grantee and any person acting on the Grantee's behalf agrees and acknowledges that any shares of Stock issued or transferred under this Option may be issued or transferred subject to such conditions, in addition to those set forth in this Option, as the Board or the Company may impose.


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         9. ASSIGNMENT. This Option may not be transferred or assigned by the
Grantee otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Grantee, may be exercised, in whole or in part, only by the Grantee; provided, however, subject to paragraph 4(d) hereof, in the event of the Grantee's death or disability, this Option may be exercised by his or her personal representative, heirs or legatees.

         10. NO RIGHT TO CONTINUED EMPLOYMENT. This Option does not confer upon the Grantee the right to continued employment with the Company or any affiliate, nor shall it interfere with the right of the Company or any affiliate to terminate his or her employment at any time.

         11. MISCELLANEOUS.

                  (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise of this Option, a sufficient number of shares of Stock to permit the exercise of this Option in full.

                  (b) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and, subject to the restrictions contained herein, of the Grantee.

                  (c) The Grantee shall not be entitled to vote or to receive dividends with respect to any Stock that may be, but has not been, purchased under this Option and shall not be deemed to be a shareholder of the Company with respect to any such Stock for any purpose.

                  (d) This Option has been issued pursuant to the Plan and shall be subject to, and governed by, the terms and provisions thereof. The Grantee hereby agrees to be bound by all the terms and provisions of the Plan. In the event of any conflict between the terms of the Plan and this Option Agreement, the provisions of the Plan shall govern.

                  (e) This Option Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Option Agreement as of the day and year first above written.

                               CNB HOLDINGS, INC.


                               By:
                                  --------------------------------------
                                  Title:
                                        --------------------------------


                                GRANTEE


                                 ----------------------------------------


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                                    EXHIBIT A

                       NON QUALIFIED OPTION EXERCISE FORM
                       ----------------------------------


                         (To be executed by the Grantee
                    to exercise the rights to purchase Stock
                  evidenced by the foregoing Option Agreement)



TO:      CNB HOLDINGS, INC.

         The undersigned hereby exercises the right to purchase __________ shares of Stock covered by the attached Option Agreement in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full. Capitalized terms used herein shall have the meanings assigned to such terms in the attached Option Agreement.


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                                    Signature


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                                    Address


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                                    Social Security Number


Date:
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